================================================================================
INFORMATION  CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
================================================================================

                            SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED MAY 19, 1998





                             THE    RODNEY SQUARE
                                    STRATEGIC EQUITY
                                    FUND













                                   PROSPECTUS
                                  JUNE __, 1998

                              TABLE OF CONTENTS



EXPENSE TABLE................................................................2

FINANCIAL HIGHLIGHTS.........................................................4

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIOS...................................5

INVESTMENT OBJECTIVES AND POLICIES...........................................7

RISK FACTORS................................................................10

PURCHASE OF SHARES..........................................................12

SHAREHOLDER ACCOUNTS........................................................13

REDEMPTION OF SHARES........................................................13

EXCHANGE OF SHARES..........................................................15

HOW NET ASSET VALUE IS DETERMINED...........................................16

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....................................16

PERFORMANCE INFORMATION.....................................................17

MANAGEMENT OF THE FUND......................................................20

DESCRIPTION OF THE FUND.....................................................23

APPENDIX....................................................................24

                              THE RODNEY SQUARE
                                STRATEGIC EQUITY
                               FUND

  The Rodney Square Strategic Equity Fund (the "Fund"), an open-end management investment company, consists of four separate portfolios (the "Portfolios"): the Large Cap Growth Equity Portfolio, the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio. The Large Cap Growth Equity Portfolio seeks superior long-term growth of capital by investing principally in large cap U.S. equity securities that are judged by the Portfolio's adviser, Wilmington Trust Company ("WTC" or "Adviser"), to possess strong growth characteristics. The Large Cap Value Equity Portfolio seeks superior long-term growth of capital by investing in large cap U.S. equity securities that are judged by WTC to be undervalued in the marketplace relative to underlying profitability. The Small Cap Equity Portfolio seeks superior long-term growth of capital by investing in small cap U.S. equity securities that are judged by WTC to either possess strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability. The International Equity Portfolio seeks superior long-term capital appreciation by investing primarily in equity securities of issuers located outside the United States. Shares of the portfolios are offered at net asset value without the imposition of any front-end sales charge and are not subject to any Rule 12b-1 fees.

                                   PROSPECTUS

                                  JUNE __, 1998

  This Prospectus sets forth information about the Fund that you should know before investing. Please read this Prospectus carefully and keep it for future reference. A Statement of Additional Information, dated June __, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference herein. A copy of the Statement of Additional Information and the Fund's most recent Annual Report to Shareholders may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc. ("RSD"), by calling the number below, by writing to RSD at the address noted on the back cover of this Prospectus, or by accessing the web site maintained by the SEC (http://www.sec.gov). RSD is a wholly owned subsidiary of WTC, a bank chartered in the state of Delaware.

------------------------------------------------------------------------------
             FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE
CALL:
             O    NATIONWIDE......................(800) 336-9970
------------------------------------------------------------------------------

  SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, WILMINGTON TRUST COMPANY OR ANY OTHER BANK, NOR ARE THE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  EXPENSE TABLE
                                                                           Large Cap         Large Cap    Small Cap   International
                                                                          Growth Equity     Value Equity   Equity        Equity
                                                                             Portfolio       Portfolio    Portfolio    Portfolio
                                                                          ---------------    ----------  ------------ -------------
  SHAREHOLDER TRANSACTION COSTS* .......................................        None         None         None         None

  ANNUAL PORTFOLIO OPERATING EXPENSES**
  (as a percentage of average net assets)

  Advisory Fee (after waivers) .........................................        0.53%        0.45%        0.46%        0.49%
  12b-1 Fee ............................................................        0.00%        0.00%        0.00%        0.00%
  Other Expenses .......................................................        0.22%        0.30%        0.34%        0.51%
                                                                                ----         ----         ----         ----
  Total Operating Expenses (after waivers) .............................        0.75%        0.75%        0.80%        1.00%
                                                                                ====         ====         ====         ====

EXAMPLE***
----------
You would pay the following  expenses on a $1,000  investment in each  Portfolio assuming a 5% annual return and redemption at the end of each time period:

One year...........................................                               $8           $8           $8           $10
Three years........................................                              $24          $24          $26           $32
Five years...........................................                            $42          $42          $44           $55
Ten years...........................................                             $93          $93          $99          $122


* WTC and/or Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Fund shares. See "Purchase of Shares" for additional information.
** Because the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio had no operations prior to the date of this Prospectus, expenses for those Portfolios are estimated for their first year of operations, adjusted to reflect WTC's undertaking to waive its advisory fees or reimburse expenses to the extent that the Portfolios' expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75%, 0.80%, and 1.00%, respectively, of each Portfolio's average daily net assets through April 1999. Without waivers, the Advisory Fees for the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio would be 0.55%, 0.60% and 0.65%, respectively, of each Portfolio's average daily net assets. Without waivers, Total Operating Expenses for the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio are estimated to be 0.85%, 0.94% and 1.16%, respectively, of each Portfolio's average daily net assets. With respect to the Large Cap Growth Equity Portfolio, expenses are based on that Portfolio's expenses for its fiscal year ended December 31, 1997, adjusted to reflect its current advisory, administration, accounting services and transfer agency fees, the termination of its Rule 12b-1 Plan, and WTC's undertaking to waive its advisory fees or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the Portfolio's average daily net assets through April 1999. Without waivers, the Advisory Fee for the Large Cap Growth Portfolio would be 0.55% of the Portfolio's average daily net assets, and Total Operating Expenses would be 0.77% of its average daily net assets. See "Management of the Fund" for additional information.

***The assumption in the Example of a 5% annual return is required by regulations of the SEC and is applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, any Portfolio's projected or actual performance.


  The purpose of the preceding table is solely to aid shareholders and prospective investors in understanding the various expenses that investors in the Portfolios will bear directly or indirectly.



  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES INCURRED AND RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table includes selected per share data and other performance information for the Large Cap Growth Equity Portfolio throughout the following periods derived from the audited financial statements of the Fund. It should be read in conjunction with the Portfolio's audited financial statements and notes thereto, appearing in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997, which is included, together with the auditor's unqualified report, as part of the Fund's Statement of Additional Information.

Effective February 23, 1998, WTC became the Adviser of the Large Cap Growth Equity Portfolio. Prior to February 23, 1998, the Large Cap Growth Equity Portfolio was managed by two or three different portfolio advisers selected by Rodney Square Management Corporation ("RSMC"), the former manager and administrator of the Portfolio, and the Fund. Also prior to February 23, 1998, the Large Cap Growth Equity Portfolio sought to achieve its objective by investing at least 65% of total assets in equity securities without regard to the market capitalization of the issuers of such securities.

Information is not provided for the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio, as those Portfolios had no operations prior to the date of this Prospectus.


LARGE CAP GROWTH EQUITY PORTFOLIO
                                                      FOR THE FISCAL  YEARS ENDED DECEMBER 31,
                                        1997      1996        1995     1994      1993     1992    1991     1990     1989    1988
                                        ----      ----        ----     ----      ----     ----    ----     ----     ----    ----
NET ASSET VALUE -
BEGINNING OF PERIOD.................   $19.22    $17.41      $15.14   $16.39    $15.56   $15.68  $11.59   $12.62   $10.05   $8.37
                                       ------    ------    --------   ------    ------   ------  ------   ------   ------   -----
INVESTMENT OPERATIONS:
    Net investment income (loss)*       (0.19)    (0.15)      (0.10)   (0.03)    (0.03)    0.00    0.07     0.11     0.14    0.07
    Net realized and unrealized
    gain (loss) on investments.......    5.44      4.37        4.38    (0.02)     2.29     0.92    4.71    (1.01)    2.58    1.68
                                         ----      ----     -------    -----      ----    -----   -----    -----     ----   -----
            Total from investment
                operations  .........    5.25      4.22        4.28    (0.05)     2.26     0.92    4.78    (0.90)    2.72    1.75
                                         ----      ----     -------    -----      ----    -----    ----   ------     ----    ----
DISTRIBUTIONS:
    From net investment income ......    0.00      0.00        0.00     0.00      0.00     0.00   (0.07)   (0.12)   (0.15)  (0.07)
    From net realized gain on
    investments .....................   (3.10)    (2.41)      (2.01)   (1.20)    (1.43)   (1.04)  (0.62)   (0.01)    0.00    0.00
                                        ------    ------    -------    -----     -----   ------  ------   ------     ----    ----
          Total distributions .......   (3.10)    (2.41)      (2.01)   (1.20)    (1.43)   (1.04)  (0.69)   (0.13)   (0.15)  (0.07)
                                        ------    ------    -------    -----     -----   ------  ------   ------   ------   -----
NET ASSET VALUE - END OF PERIOD  ....  $21.37    $19.22      $17.41   $15.14    $16.39   $15.56  $15.68   $11.59   $12.62  $10.05
                                       ======    ======     ========  ======    ======   ======  ======   ======   ======  ======

TOTAL RETURN     ....................   27.50%    24.25%      28.43%   (0.23)%   14.57%    5.95%  41.54%   (7.15)%  27.15%  20.94%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
    Expenses +  .....................    1.38%    1.43%        1.43%    1.38%     1.42%    1.46%   1.50%    1.74%    1.75%   1.75%
    Net investment income (loss) ....   (0.86)%  (0.78)%      (0.53)%  (0.17)%   (0.18)%  (0.03)%  0.52%    0.94%    1.21%   0.77%
Portfolio turnover rate .............   28.05%   34.84%       49.12%   37.05%    44.38%   37.79%  32.63%   38.18%   83.12%  57.55%
Average commission rate paid ++......   $0.0580  $0.0630        --       --        --       --      --       --       --      --
Net assets at end of period
(000 omitted)   .....................   $91,445  $76,174     $66,311  $65,267   $66,091  $60,852 $56,648  $40,709  $39,571 $28,845


* The net investment income per share for the years ended December 31, 1997 and December 31, 1996 was calculated using average shares outstanding.

+ Effective December 22, 1990, RSMC agreed to waive its fee as such or bear any expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) that would cause the Portfolio's ratio of expenses to average daily net assets to exceed, on an annual basis, 1.50%. Prior to December 22, 1990, RSMC agreed to bear any expenses that would cause the Portfolio's ratio of expenses to average daily net assets to exceed, on an annual basis, 1.75%. The annualized expense ratio, had there been no reimbursement of expenses or fee waivers by RSMC, would have been 1.54%, 1.85% and 2.21% for the years ended December 31, 1991, 1989 and 1988, respectively. For the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992 and 1990, no reimbursement or fee waiver was necessary.

++ Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIOS

   The  information  provided in this  section is  qualified  in its entirety by
reference  to  the  more  detailed  information   contained  elsewhere  in  this
Prospectus.


   WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES AND PRIMARY INVESTMENT
POLICIES?

   The Fund is an open-end, management investment company consisting of four separate diversified portfolios: the Large Cap Growth Equity Portfolio, the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio. The investment objectives and primary investment policies of the Portfolios are as follows:

      LARGE CAP GROWTH EQUITY PORTFOLIO. This Portfolio's investment objective is to seek superior long-term growth of capital. The Portfolio seeks to achieve its objective by investing at least 85% of its total assets in large cap U.S. equity securities that are judged by WTC to possess strong growth characteristics. (See "Investment Objectives and Policies - Large Cap Growth Equity Portfolio.")
      LARGE CAP VALUE EQUITY PORTFOLIO. This Portfolio's investment objective is to seek superior long-term growth of capital. The Portfolio seeks to achieve its objective by investing at least 85% of its total assets in large cap U.S. equity securities that are judged by WTC to be undervalued in the marketplace relative to underlying profitability. (See "Investment Objectives and Policies - Large Cap Value Equity Portfolio.")
      SMALL CAP EQUITY PORTFOLIO. This Portfolio's investment objective is to seek superior long-term growth of capital. The Portfolio seeks to achieve its objective by investing at least 85% of its total assets in small cap U.S. equity securities that are judged by WTC to either possess strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability. (See "Investment Objectives and Policies - Small Cap Equity Portfolio.")
      INTERNATIONAL EQUITY PORTFOLIO. This Portfolio's investment objective is to seek superior long-term capital appreciation. The Portfolio seeks to achieve its objective by investing at least 85% of its total assets in equity securities of issuers located outside the United States. (See "Investment Objectives and Policies - International Equity Portfolio.")
   WHAT ARE THE  RISKS TO CONSIDER BEFORE INVESTING?
   Investment in the Portfolios represents an investment in securities with fluctuating market prices. As market prices fluctuate, the net asset value of an investor's holdings will also fluctuate and, at the time of redemption, may be more or less than the purchase price.

   The Portfolios may engage in certain options, futures and (in the case of the International Equity Portfolio only) foreign currency transactions. Such transactions may involve certain risks, increase costs and diminish investment performance.

   In addition, in the case of the International Equity Portfolio, investing in foreign securities also involves special risks such as greater volatility in foreign securities markets, less extensive regulation of foreign brokers, securities, markets and issuers, the possibility of delays in settlement in foreign securities markets and possible expropriation, nationalization, currency controls or confiscatory taxation. (See "Investment Objectives and Policies" and "Risk Factors.")

   Prior to the date of this Prospectus, the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio had no operations. Prior to February 23, 1998, WTC was not the adviser to the Large Cap Growth Equity Portfolio.


   HOW CAN YOU BENEFIT BY INVESTING IN THE PORTFOLIOS RATHER THAN BY INVESTING DIRECTLY IN THE SECURITIES HELD BY THOSE PORTFOLIOS?

Investing  in the Portfolios offers two key benefits:


   FIRST: Each Portfolio offers a way to keep money invested in a professionally managed portfolio of securities and, at the same time, to maintain daily liquidity. The Portfolios also offer a way for investors to diversify their investment portfolios by participating in pooled funds of large cap or small cap U.S. equity securities or equity securities of issuers located outside the United States. There are no minimum periods for investment in the Portfolios, and no fees will be charged at the time of purchase or redemption.

   SECOND: Investors in a Portfolio need not become involved with the detailed bookkeeping and operating procedures normally associated with direct investment in the securities held by the Portfolios.

   WHO IS THE INVESTMENT ADVISER?
   Wilmington Trust Company ("WTC"), is the investment adviser to the Portfolios. As part of its responsibilities, WTC recommends sub-advisers for the direct management of the International Equity Portfolio, allocates assets among those sub-advisers, and monitors and evaluates the sub-advisers' performance. (See "Management of the Fund.")

   WHO ARE THE SUB-ADVISERS OF THE INTERNATIONAL EQUITY PORTFOLIO?

      The three sub-advisers are:

            Clemente Capital, Inc.
            Invista Capital Management, Inc.
            Scudder Kemper Investments, Inc.

   WHO IS THE ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING AGENT FOR THE FUND? PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, accounting and transfer agency services for the Fund. RSMC, a wholly owned subsidiary of WTC, provides corporate secretarial services for the Fund. (See "Management of the Fund.")

   WHO IS THE FUND'S DISTRIBUTOR?

   Rodney Square Distributors, Inc. ("RSD"), another wholly owned subsidiary of WTC, serves as the Fund's Distributor. (See "Management of the Fund.")


   HOW DO YOU PURCHASE SHARES OF THE PORTFOLIOS?

   Each Portfolio is designed as an investment vehicle for individual investors, corporations and other institutional investors. Shares of each Portfolio may be purchased at their net asset value next determined after a purchase order is received by PFPC and accepted by RSD, as described below. There is no sales load. The minimum initial investment is $1,000 per Portfolio, but additional investments may be made in any amount.

   Shares of each Portfolio are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. Shares may also be purchased directly by wire or by mail. (See "Purchase of Shares.")

   The Fund and RSD reserve the right to reject new account applications and to close, by redemption, an account without a certified Social Security or other taxpayer identification number.

   Please contact RSD or your Service Organization or call the number listed below, for further information about the Portfolios or for assistance in opening an account.

--------------------------------------------------------------------------------
       .        NATIONWIDE .........................  (800) 336-9970
--------------------------------------------------------------------------------


   HOW DO YOU REDEEM SHARES OF THE PORTFOLIOS?
   If you purchased shares of a Portfolio through an account at WTC or a Service Organization, you may redeem all or any of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem any or all of their shares by telephone or mail. There is no fee charged upon redemption. (See "Redemption of Shares.")

   HOW ARE DIVIDENDS AND OTHER DISTRIBUTIONS PAID?
   Distributions of net investment income and net realized capital gains, if any, and, in the case of the International Equity Portfolio, net realized gains from foreign currency transactions, if any, are made annually, near the end of the calendar year. Shareholders may elect to receive dividends and other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends, Other Distributions and Taxes.")

   ARE EXCHANGE PRIVILEGES AVAILABLE?
   You may exchange all or a portion of your Portfolio shares for shares of another Portfolio or for shares of any of the other funds in the Rodney Square complex, subject to certain conditions. (See "Exchange of Shares.")


INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP GROWTH EQUITY PORTFOLIO

      The Large Cap Growth Equity Portfolio seeks superior long-term growth of capital. It is designed to offer long-term investors who are willing to assume the associated risks the opportunity to participate in a professionally managed, diversified portfolio of large cap U.S. equity (or related) securities. For these purposes, "superior" long-term growth of capital means that which would exceed the long-term growth of capital from an investment in the securities comprising the Russell 1000 Growth Index (assuming the reinvestment of dividends and capital gain distributions), which is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that includes the largest 1000 stocks in the U.S. as measured by market capitalization, to determine their growth or value characteristics. Approximately 70% of those stocks are placed in either the Growth or Value Index. The remaining stocks are placed in both indexes with a weight proportional to their growth or value characteristics. On its annual rebalancing date of May 31, 1997, the smallest stock in the Russell 1000 Index had a market cap of approximately $1.1 billion.

      At all times, at least 85% of the Portfolio's total assets will be invested in the following equity (or related) securities:

      . common stocks of U.S. corporations with a market capitalization at time of purchase equal to or greater than that of the smallest issue in the Russell 1000 Index and that are judged by the Adviser to possess strong growth characteristics;

      . options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of such issuers;

      .  options on indexes of the common stocks of such issuers; and

      . contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stocks of such issuers, and options upon such futures contracts. (See "Appendix.")

LARGE CAP VALUE EQUITY PORTFOLIO

      The Large Cap Value Equity Portfolio seeks superior long-term growth of capital. It is designed to offer long-term investors who are willing to assume the associated risks the opportunity to participate in a professionally managed, diversified portfolio of large cap U.S. equity (or related) securities. For these purposes, "superior" long-term growth of capital means that which would exceed the long-term growth of capital from an investment in the securities comprising the Russell 1000 Value Index (assuming the reinvestment of dividends and capital gain distributions), which is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that includes the largest 1000 stocks in the U.S. as measured by market capitalization, to determine their growth or value characteristics. Approximately 70% of the stocks are placed in either the Growth or Value Index. The remaining stocks are placed in both indexes with a weigh proportional to their growth or value characteristics. On its annual rebalancing date of May 31, 1997, the smallest stock in the Russell 1000 Index had a market cap of approximately $1.1 billion.

      At all times, at least 85% of the Portfolio's total assets will be invested in the following equity (or related) securities:

      . common stocks of U.S. corporations with a market capitalization at time of purchase equal to or greater than that of the smallest issue in the Russell 1000 Index and that are judged by the Adviser to be undervalued in the marketplace relative to underlying profitability;

      . options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of such issuers;

      .  options on indexes of the common stocks of such issuers; and

      . contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stocks of such issuers, and options upon such futures contracts. (See "Appendix.")

SMALL CAP EQUITY PORTFOLIO

      The Small Cap Equity Portfolio seeks superior long-term growth of capital. It is designed to offer long-term investors who are willing to assume the associated risks the opportunity to participate in a professionally managed, diversified portfolio of small cap U.S. equity (or related) securities. For these purposes, "superior" long-term growth of capital means that which would exceed the long-term growth of capital from an investment in the securities comprising the Russell 2000 Index (assuming the reinvestment of dividends and capital gain distributions), a passive index that includes the smallest 2000 stocks in the Russell 3000 Index of the 3000 largest stocks in the U.S. as measured by market capitalization. On its annual rebalancing date of May 31, 1997, the largest stock in the Russell 2000 Index had a market cap of approximately $1.1 billion.

      The Adviser delegates investment management responsibilities for the Portfolio to two different portfolio management teams - one value-oriented and the other growth-oriented - to achieve the Portfolio's objective.

      At all times, at least 85% of the Portfolio's total assets will be invested in the following equity (or related) securities:

      . common stocks of U.S. corporations with a market capitalization at time of purchase equal to or less than that of the largest stock in the Russell 2000 Index and that are judged by the Adviser to possess strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability;

      . options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of such issuers;

      .  options on indexes of the common stocks of such issuers; and

      . contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stocks of such issuers, and options upon such futures contracts. (See "Appendix.")

INTERNATIONAL EQUITY PORTFOLIO

      The International Equity Portfolio seeks superior long-term capital appreciation. It is designed to offer long-term investors who are willing to assume the associated risks the opportunity to participate in a professionally managed, diversified portfolio of equity securities (including convertible securities) of issuers located outside the United States. For these purposes, "superior" long-term growth of capital means that which would exceed the long-term growth of capital from an investment in the securities comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (assuming the reinvestment of dividends and capital gain distributions), an unmanaged index representing the market value-weighted price of stocks of approximately 1100 companies screened for liquidity, cross-ownership, and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

      Under normal conditions, at least 85% of the Portfolio's total assets will be invested in common stocks of foreign issuers, preferred stocks and/or debt securities that are convertible securities of such issuers, and open- or closed-end investment companies that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly. The Portfolio may also invest no more than 15% of its total assets in non-convertible debt securities issued by foreign governments, international agencies and private foreign issuers that, at the time of purchase, are rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, are judged by the Adviser or one or more of the sub-advisers to be of comparable quality. The Portfolio may use forward currency contracts, options, futures contracts and options on futures contracts to attempt to hedge actual or anticipated investment security positions. (See "Appendix.")

      MULTIPLE ADVISER TECHNIQUE. The assets of the International Equity Portfolio are managed by three sub-advisers, each of which has entered into a separate agreement with WTC for the provision of investment advisory services to the Portfolio. Subject to the receipt of an exemptive order from the SEC, WTC may enter into new or modified advisory agreements with existing or new sub-advisers without the approval of Portfolio shareholders, but subject to approval of the Board of Trustees of the Fund. The allocation of assets among the Portfolio's sub-advisers is made by WTC, and each sub-adviser makes specific investments for the portion of the assets under its management. Each sub-adviser uses its own investment approach and investment strategies to achieve the
Portfolio's objective. It is anticipated that the allocation among the sub-advisers will be roughly equal and that no sub-adviser will be asked to focus its investments on a particular region or sector.

      The primary objective of the multiple adviser structure is to reduce portfolio volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach may be successful in a bear (falling) market, while a different approach may be more successful in a bull (rising) market. The use of multiple investment approaches consistent with the investment objective and policies of the International Equity Portfolio is designed to mitigate the impact of a single sub-adviser's performance in the market cycle during which such sub-adviser's approach is less successful. Each sub-adviser will pursue its approach independently of the other sub-advisers. Because it is unlikely that the Portfolio's sub-advisers will use the same investment approach at any given point in time, the performance of one or more other sub-advisers is expected to dampen the impact of any other sub-adviser's relatively adverse results. Conversely, the successful results of a sub-adviser will be dampened by less successful results of the other sub-advisers. There can be no assurance that the expected advantages of the multiple adviser technique will be realized.

ALL PORTFOLIOS

   CASH MANAGEMENT. With respect to not more than 15% of a Portfolio's total assets, the Adviser may hold cash and cash equivalents including high-quality money market instruments and investment companies that seek to maintain a stable net asset value (money market funds) in order to manage cash flow in the Portfolio. Such securities may include bank obligations, commercial paper, U.S. Government obligations (including obligations issued by U.S. Government agencies and instrumentalities), mortgage pass-through certificates and repurchase agreements with respect to any security in which it is authorized to invest.

   OTHER INVESTMENTS AND INVESTMENT STRATEGIES. As a matter of fundamental policy, each Portfolio may also borrow money for temporary or emergency purposes, in an aggregate amount not exceeding 10% of its total assets. As a matter of non-fundamental policy, however, no Portfolio will purchase securities while borrowings in excess of 5% of the Portfolio's total assets are outstanding. In addition, certain of the securities purchased by the Portfolios may be considered illiquid. For further information about the Portfolios' investments and investment strategies, see the Appendix to this Prospectus and the Statement of Additional Information.

   PORTFOLIO TURNOVER. The frequency of portfolio transactions and a Portfolio's turnover rate will vary from year to year depending on market conditions. Due to changes in its investment adviser and investment policies, the Large Cap Growth

Equity Portfolio expects to experience a higher than normal portfolio turnover rate for its fiscal year ending December 31, 1998. The higher rate will be due to the replacement of securities held by the Portfolio that do not satisfy the current large capitalization investment parameters of the Portfolio. Due to this increased rate of turnover, the Portfolio is likely to incur the cost of additional brokerage commissions, and investors are likely to receive a larger amount of capital gain distributions than has been received in prior years. The portfolio turnover rate for the other Portfolios is expected to be less than 100%. (See "Dividends, Other Distributions and Taxes.")

   OTHER INFORMATION. Each Portfolio is subject to certain fundamental investment policies that, like the Portfolio's investment objective, may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act). All investment policies stated within this Prospectus are, unless otherwise indicated, non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval. Additional fundamental and non-fundamental investment policies are described in the Appendix to this Prospectus and in the Statement of Additional Information.


RISK FACTORS

   GROWTH-ORIENTED INVESTING. Because the Large Cap Growth Equity Portfolio and the growth portion of the Small Cap Equity Portfolio will be invested in growth-oriented companies, the volatility of these Portfolios may be higher than that of the U.S. equity market as a whole. Generally, companies with high relative rates of growth tend to reinvest more of their profits in the company, and pay out less to shareholders in the form of current dividends. As a result, growth investors tend to receive most of their return in the form of capital appreciation. This tends to make growth company securities more volatile than the market as a whole. In addition, there can be no assurance that growth within a particular company will continue to occur.

   VALUE-ORIENTED INVESTING. Even though the Large Cap Value Equity Portfolio and the value portion of the Small Cap Equity Portfolio will be invested in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for these Portfolios will appreciate in value. In addition, although an investment in the shares of undervalued companies may provide some protection from market declines, even the shares of comparatively undervalued companies typically fall in price during broad market declines.

   SMALL CAP COMPANIES. The Small Cap Equity Portfolio will invest principally in securities of small cap companies. Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

   FOREIGN SECURITIES. The International Equity Portfolio will invest principally in securities of foreign issuers. Investing in foreign securities involves risks and considerations not normally associated with investing in U.S. markets. For example, most of the securities held by the International Equity Portfolio are not registered with the SEC, nor are most of the issuers of such securities subject to SEC reporting requirements. Other considerations and risks include the potential of expropriation, nationalization, currency controls, confiscatory taxation, withholding taxes on dividends and interest, less extensive regulation of foreign brokers, securities markets and issuers, less publicly available information, different accounting standards, non-negotiable brokerage commissions, costs incurred in conversions between currencies, lower trading volume and greater volatility, the possibility of delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), the difficulty of enforcing obligations in other countries, and adverse economic, diplomatic, political or social developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. To the extent the International Equity Portfolio invests substantially in issuers located in one country, such investments may be subject to greater risk in the event of political or social instability or adverse economic developments affecting that country. While the International Equity Portfolio invests predominantly in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of those securities. The costs attributable to foreign investing are frequently higher than those attributable to domestic investing. For example, the costs of maintaining assets outside the United States exceed the costs of maintaining assets with a U.S. custodian.

   The International Equity Portfolio may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. In addition to the risks of their generally less stable political, social and economic conditions, emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the International Equity Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the International Equity Portfolio and may delay the Portfolio's ability to purchase or sell securities. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

   FOREIGN CURRENCY. Because foreign securities ordinarily are denominated in foreign currencies, changes in foreign currency exchange rates affect the International Equity Portfolio's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of portfolio securities, and net investment income and capital gains, if any, to be distributed to shareholders. In other words, if the value of a foreign currency declines against the U.S. dollar, the value of assets quoted in such currency will decrease, and conversely, if the value of foreign currency rises against the U.S. dollar, the value of assets quoted in such currency will increase. The rate of exchange between the U.S. dollar and other currencies is determined by various factors, including supply and demand in the foreign exchange markets, international balance of payments, governmental intervention and speculation, and other political and economic conditions.

   NO TEMPORARY DEFENSIVE INVESTMENT POLICY. Unlike many other mutual funds, the Portfolios do not reserve authority to depart from their primary investment policies, even during declining markets, to temporarily pursue defensive investment policies in an effort to preserve their capital. Instead, each Portfolio will adhere to a policy of investing not less than 85% of its total assets in equity (or related) securities, during both good and bad stock market conditions. Investors should carefully consider the risk of capital losses that may flow from this policy should adverse market conditions arise and persist in the future, in determining whether to invest, or remain invested, in the Portfolios.

   DEBT SECURITIES. The Portfolios' investment in debt securities will be subject to credit risk and the inverse relationship between market prices and interest rates; that is, when interest rates rise, the prices of such securities tend to fall and, conversely, when interest rates fall, the prices of such securities tend to rise.

   The Portfolios may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization such as Moody's or S&P, or, if unrated, are determined by the Adviser or sub-adviser, as applicable, to be of comparable quality. In addition, the International Equity Portfolio may invest in non-convertible debt securities issued by foreign governments, international agencies, and private foreign issuers that, at the time of purchase, are rated A or better by Moody's or S&P, or, if not rated, are judged by the Adviser or one or more of the sub-advisers to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the Adviser or sub-adviser, as applicable, will determine whether it is in the best interests of the Portfolio to retain the security.

   HEDGING STRATEGIES. The use of forward currency contracts, options and futures involves certain investment risks and transaction costs. These risks include: dependence on WTC's and the sub-advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or related options and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and related options or to use forward currency contracts are different from those needed to select the securities in which the Portfolios invest; and lack of assurance that a liquid secondary market will exist for any particular option, futures contract ore related option at any particular time.

   YEAR  2000  ISSUE.   Like  other  mutual   funds,   financial   and  business
organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by WTC, the sub-advisers and the Portfolios' other service providers do not properly process and calculate date-related information and data after January 1, 2000. This is commonly known as the "Year 2000 Problem." WTC is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain assurances that comparable steps are being taken by the Portfolios' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios.


PURCHASE OF SHARES
   HOW TO PURCHASE SHARES. Portfolio shares are offered on a continuous basis by RSD at their net asset value next determined after a purchase order is received by PFPC and accepted by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Portfolio shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Portfolio shares by mail or by wire as specified below.

   BY MAIL. You may purchase shares by sending a check drawn on a U.S. bank payable to the Portfolio you have selected, along with a completed Application (included at the end of this Prospectus) to The Rodney Square Strategic Equity Fund, c/o PFPC, P.O. Box 8951, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The Rodney Square Strategic Equity Fund, c/o PFPC, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you purchase by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled, and you will be responsible for any losses or fees incurred in that transaction.

   BY WIRE. You may purchase shares by wiring federal funds. To advise the Fund of the wire and, if making an initial purchase, to obtain an account number, you must telephone PFPC at (800) 336-9970. Once you have an account number, instruct your bank to wire federal funds to PFPC, c/o PNC Bank, Philadelphia, PA ABA# 031-0000-53, attention: The Rodney Square Strategic Equity Fund, DDA# 86-0172-6591, further credit-your account number, the name of the selected Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to PFPC at the address stated above under "By Mail."

   INDIVIDUAL RETIREMENT ACCOUNTS. Portfolio shares may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing the IRA, call PFPC at
(800) 336-9970. PNC Bank, N.A. ("PNC") makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, PNC receives an annual fee of $10.00 per account, which fee is paid directly to PNC by the IRA shareholder. If the fee is not paid by the date due, Portfolio shares owned by the IRA will be redeemed automatically for purposes of making the payment.

   AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Portfolio shares through an Automatic Investment Plan. Under the Plan, PFPC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call PFPC at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

   ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to the minimum initial investment requirement. The Fund and RSD each reserves the right to reject any purchase order and may suspend the offering of shares of the Portfolios for a period of time.

   Purchase orders received by PFPC and accepted by RSD before the close of regular trading on the Exchange on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of regular trading on the Exchange. (See "How Net Asset Value is Determined.") Purchase orders received by PFPC and accepted by RSD after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day of the Fund. A "Business Day of the Fund" is any day on which the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of the Fund:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

   It is the responsibility of WTC or the Service Organization involved to transmit orders for the purchase of shares by its customers to PFPC and to deliver required funds on a timely basis, in accordance with the procedures stated above.


SHAREHOLDER ACCOUNTS

   PFPC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of the Portfolio rounded to the nearest 1/1000th of a share.

   In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account.

   Due to the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders will be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more before the account is closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.


REDEMPTION OF SHARES

   Shareholders may redeem their shares by mail or by telephone as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the Fund's name and your account number.

   BY MAIL. Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an institution acceptable to

PFPC, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, that is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The written instructions should be mailed to: The Rodney Square Strategic Equity Fund, c/o PFPC, P.O. Box 8951, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Strategic Equity Fund, c/o PFPC, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. The redemption order should indicate the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and the name of the person in whose name the account is registered. A signature and a signature guarantee are required for each person in whose name the account is registered.

   BY TELEPHONE. Shareholders who prefer to redeem their shares by telephone must elect to apply in writing for telephone redemption privileges by completing an Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder. When redeeming by telephone, you must indicate your name, the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and certain other information necessary to identify you as the shareholder. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and, if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach PFPC by telephone, you may make a redemption request by mail.

   ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of the Fund. Redemptions are effected at the net asset value next calculated after PFPC has received your redemption request. (See "How Net Asset Value Is Determined.") The Fund imposes no fee when shares are redeemed. WTC or the Service Organization is responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

   Redemption checks are normally mailed or wired on the next Business Day of the Fund after receipt and acceptance by PFPC of redemption instructions (if received by PFPC before the close of regular trading on the Exchange), but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

   Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to
change  the  account  designated  to  receive  redemption   proceeds  should  be
accompanied by a guarantee of the shareholder's signature by an eligible institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

   For more information on redemptions, contact PFPC or, if your shares are held in an account with WTC or a Service Organization, contact WTC or the Service Organization.

   SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares of a Portfolio with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box of the Application at the end of this Prospectus or call PFPC at (800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Portfolio shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at their net asset value at the close of regular trading on the Exchange on or about the 25th day of the month. If you expect to purchase additional Portfolio shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.


EXCHANGE OF SHARES

   EXCHANGES AMONG THE RODNEY SQUARE FUNDS. You may exchange all or a portion of your shares in a Portfolio for shares of another Portfolio or for shares of the other funds in the Rodney Square complex that currently offer their shares to investors. The other Rodney Square Funds are:

   THE RODNEY SQUARE FUND, each portfolio of which seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. Its portfolios are:

      U.S. GOVERNMENT PORTFOLIO, which invests in U.S. Government obligations and repurchase agreements involving such obligations.

      MONEY MARKET PORTFOLIO, which invests in obligations of major banks, prime commercial paper and corporate obligations, U.S. Government obligations, high quality municipal securities and repurchase agreements involving U.S. Government obligations.

   THE RODNEY SQUARE TAX-EXEMPT FUND, which seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high quality, short-term municipal obligations, selected on the basis of liquidity and stability of principal.

   THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND, consisting of the following portfolios:

      SHORT/INTERMEDIATE BOND PORTFOLIO, which seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities of a short/intermediate duration.

      INTERMEDIATE BOND PORTFOLIO, which seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities of an intermediate duration.

      MUNICIPAL BOND PORTFOLIO, which seeks a high level of income exempt from federal income tax consistent with the preservation of capital.

   A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by PFPC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter. The net asset values per share of the Rodney Square Fund portfolios and the Rodney Square Tax-Exempt Fund are determined at 12:00 noon, Eastern time, on each Business Day of the Fund. The net asset values per share of the Portfolios and the Rodney Square Strategic Fixed-Income Fund portfolios are determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day.

   Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $500.

   To obtain prospectuses of the other Rodney Square Funds, contact RSD. To obtain more information about exchanges, or to place exchange orders, contact PFPC or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Fund reserves the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification when required by SEC rules. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square Fund shares to be acquired through such exchange may be legally made.


HOW NET ASSET VALUE IS DETERMINED

   PFPC determines the net asset value per share of each Portfolio as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day of the Fund. The net asset value per share of each Portfolio is calculated by dividing the total current market value of all of a Portfolio's assets, less all its liabilities, by the total number of the Portfolio's shares outstanding.

   The Portfolios value their assets based on their current market prices when market quotations are readily available. Any assets held by a Portfolio that are denominated in foreign currencies or that are traded on foreign exchanges are valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time PFPC determines the daily net asset value per share. Securities that do not have a readily available current market value, are valued in good faith by or under the direction of the Fund's Board of Trustees


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

   DIVIDENDS AND OTHER DISTRIBUTIONS. Dividends from each Portfolio's net investment income and distributions of (1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, realized by each Portfolio, after deducting any available capital loss carryovers, and (2) (in the case of the International Equity Portfolio only) net gains realized from foreign currency transactions are paid to its shareholders annually, near the end of each calendar year.

   Each dividend and other distribution is payable to shareholders of a Portfolio who redeem, but not to shareholders who purchase, shares of the Portfolio on the ex-distribution date. Dividends and other distributions paid by each Portfolio are automatically reinvested in additional shares of the Portfolio on the payment date at their current net asset value unless the shareholder elects to receive distributions in cash, in the form of a check, by checking the appropriate boxes on the Application & New Account Registration form accompanying this Prospectus.

   TAXES. Each Portfolio intends to qualify (or, in the case of the Large Cap Growth Equity Portfolio, to continue to qualify) for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on the portion of its investment company taxable income (generally consisting of net investment income and net short-term capital gain and, in the case of the International Equity Portfolio, net realized gains from certain foreign currency transactions, if any) and net capital gain that it distributes to its shareholders.

  Dividends from each Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Distributions of a Portfolio's net capital gain (whether paid in cash or reinvested in additional shares), when designated as such, are taxable to its shareholders as long-term capital gain, regardless of the length of time they have held their shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Each Portfolio may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with its holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly. Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, they will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

  Shortly after the end of each calendar year, each Portfolio notifies its shareholders of the amounts of dividends and capital gain distributions paid (or deemed paid) during that year. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.

  Each Portfolio is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Portfolio with a certified taxpayer identification number. Each Portfolio also is required to withhold 31% of all dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding. In connection with this withholding requirement, unless an investor has indicated that he or she is subject to backup withholding, the investor must certify on the Application that the Social Security or other taxpayer identification number provided thereon is correct and that the investor is not otherwise subject to backup withholding.

   A redemption of Portfolio shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Similar tax consequences generally will result from an exchange of shares of one Portfolio for shares of another Portfolio or another fund in the Rodney Square complex. (See "Exchange of Shares.") In addition, if shares of a Portfolio are purchased within 30 days of redeeming other shares of that Portfolio at a loss, that loss will not be deductible to the extent of the amount reinvested, and an adjustment in that amount will be made to the shareholder's basis for the newly purchased shares.

   The foregoing is only a summary of some important federal income tax considerations generally affecting the Portfolios and their shareholders; a further discussion appears in the Statement of Additional Information. In addition to these considerations, which are applicable to any investment in the Portfolios, there may be other federal, state or local tax considerations applicable to a particular investor, and any shareholders who are non-resident alien individuals, or foreign corporations, partnerships, trusts or estates, may be subject to different federal income tax treatment than that summarized above. Prospective investors are therefore urged to consult their tax advisers with respect to the effects of an investment on their own tax situations.


PERFORMANCE INFORMATION

   All performance information advertised by each Portfolio is based on historical information, shows the performance of a hypothetical investment and is not intended to indicate and is no guarantee of future performance. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, a Portfolio's total return and net asset valued will vary depending upon, among other things, changes in market conditions and the level of the Portfolio's operating expenses. The Fund's annual report to shareholders contains additional performance information. The annual report is available upon request and free of charge.

   TOTAL RETURN. From time to time, quotations of each Portfolio's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000 assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If the Portfolio has not been in operation for those time periods, the life of the Portfolio will be used where applicable. Standardized Return assumes that all dividends and other distributions were reinvested in additional shares of the Portfolio.

   In addition, each Portfolio may advertise other total return performance data ("Non-Standardized Return"). Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted.

   A Portfolio's Return (Standardized and Non-Standardized) is increased to the extent that WTC or RSMC has waived all or a portion of its fees, or reimbursed all or a portion of the Portfolio's expenses. Returns (Standardized and Non-Standardized) are based on historical performance of the Portfolio, show the performance of a hypothetical investment and are not intended to indicate future performance.

   LARGE CAP VALUE EQUITY PORTFOLIO. The Large Cap Value Equity Portfolio commenced operations on June __, 1998 following the transfer of assets by the Value Stock Fund, a collective investment fund, to the Portfolio in exchange for shares of the Portfolio. The Large Cap Value Equity Portfolio's investments on June __, 1998 were the same as those of the Value Stock Fund immediately prior to the transfer.

   The Value Stock Fund was not a registered investment company because it was exempt from registration under the 1940 Act. Because, in a practical sense, the Value Stock Fund constitutes a "predecessor" of the Large Cap Value Equity Portfolio, the Portfolio calculates its performance by including the Value Stock Fund's total return, adjusted to reflect the annual deduction annual of fees and expenses applicable to shares of the Portfolio as stated in the Fee Table in this Prospectus (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers).

   The Large Cap Value Equity Portfolio from time to time may advertise certain investment performance figures, as discussed below. These figures are based on historical information and are not intended to indicate, predict or guarantee future performance of the Large Cap Value Equity Portfolio.

                      PERFORMANCE INFORMATION REGARDING THE
                  VALUE STOCK FUND, A COLLECTIVE INVESTMENT FUND

                          AVERAGE ANNUAL TOTAL RETURN*
      1 YEAR             3 YEARS                 5 YEARS          10 YEARS
      ------           ------------            ------------      ------------
      24.63%              26.96%                  17.99%            15.33%

---------------

* Figures were calculated pursuant to a methodology established by the SEC. The total return figures are as of December 31, 1997. Performance prior to December 1991 reflects management of the fund by WTC and two other unaffiliated sub-advisers. As of December 1991, WTC became the sole adviser of the fund.

      The above-quoted performance data is the performance of the Value Stock Fund for the period before the Large Cap Value Equity Portfolio commenced operations, adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. The investment objective, restrictions and strategies of the Large Cap Value Equity Portfolio are substantially similar to those followed by the Value Stock Fund since December 1991, although the Value Stock Fund invested in common stocks of issuers with medium-to-large market values ($500 million to over $10 billion). The portfolio managers of the Large Cap Value Equity Portfolio also managed the Value Stock Fund from December 1991 to the June __, 1998 transfer of assets.

   SMALL CAP EQUITY PORTFOLIO. The Small Cap Equity Portfolio commenced operations on June 29, 1998 following the transfer of assets by the Small Cap Stock Fund, a collective investment fund, to the Portfolio in exchange for shares of the Portfolio. The Small Cap Equity Portfolio's investments on June __, 1998 were the same as those of the Small Cap Stock Fund immediately prior to the transfer.

   The Small Cap Stock Fund was not a registered investment company as it was exempt from registration under the 1940 Act. Because, in a practical sense, the Small Cap Stock Fund constitutes a "predecessor" of Small Cap Equity Portfolio, the Portfolio calculates is performance by including Small Cap Stock Stock Fund's total return, adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio as stated in the Fee Table in this Prospectus (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers).

   The Small Cap Equity Portfolio from time to time may advertise certain investment performance figures, as discussed below. These figures are based on historical information and are not intended to indicate, predict or guarantee future performance of the Small Cap Equity Portfolio.

                      PERFORMANCE INFORMATION REGARDING THE
                SMALL CAP STOCK FUND, A COLLECTIVE INVESTMENT FUND

                          Average Annual Total Return*
       1 YEAR             3 YEARS             5 YEARS        INCEPTION(10/91)
       ------             -------             -------        ----------------
       25.23%             23.63%              17.90%              18.07%

* Figures were calculated pursuant to a methodology established by the SEC. The total figures are as of December 31, 1997. The Small Cap Stock Fund's inception date was October 1991. Performance prior to April 1997 reflects management of the fund by an investment adviser unaffiliated with WTC, which invested primarily in growth-oriented small cap companies with market capitalizations of $500 million or less at time of purchase. As of April 1997, WTC assumed management of the Fund and assigned management responsibility to two different WTC portfolio management teams - one value-oriented and the other growth-oriented.

      The above-quoted performance data is the performance of the Small Cap Stock Fund for the period before the Small Cap Equity Portfolio commenced operations, adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. The investment objective, restrictions and strategies of the Small Cap Equity Portfolio are substantially similar to those followed by the Small Cap Stock Fund since April 1997, and the portfolio managers of the Small Cap Equity Portfolio also managed the Small Cap Stock Fund from April 1997 to the June __, 1998 transfer of assets.

      INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio commenced operations on June __, 1998 following the transfer of assets by the International Stock Fund, a collective investment fund, to the Portfolio in exchange for shares of the Portfolio. The International Equity Portfolio's investments on June __, 1998 were the same as those of the International Stock Fund immediately prior to the transfer.

      The International Stock Fund was not a registered investment company because it was exempt from registration under the 1940 Act. Because, in a practical sense, the International Stock Fund constitutes a "predecessor" of the International Equity Portfolio, the Portfolio calculates its performance by including the International Stock Fund's total return, adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio as stated in the Fee Table in this Prospectus (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers).

      The International Equity Portfolio from time to time may advertise certain investment performance figures, as discussed below. These figures are based on historical information and are not intended to indicate, predict or guarantee future performance of the International Equity Portfolio.

                      PERFORMANCE INFORMATION REGARDING THE
              INTERNATIONAL STOCK FUND, A COLLECTIVE INVESTMENT FUND

                          AVERAGE ANNUAL TOTAL RETURN*
      1 YEAR             3 YEARS                 5 YEARS             10 YEARS
      ------           ------------            ------------          --------

      3.39%               6.45%                   11.15%               9.15%

----------------------

* Figures were calculated pursuant to a methodology established by the SEC. The total return figures are as of December 31, 1997.

      The above-quoted performance data is the performance of the International Stock Fund for the period before the International Equity Portfolio commenced operations, adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The International Stock Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. The investment objective, restrictions and strategies of the International Equity Portfolio are substantially similar to those followed by the International Stock Fund since the latter's inception. Two of the three sub-advisers of the International Equity Portfolio (Scudder Kemper Investments, Inc. and Clemente Capital, Inc.) were also sub-advisers of the International Stock Fund since inception. The third sub-adviser (Invista Capital Management, Inc.) assumed its responsibilities in February 1998.


MANAGEMENT OF THE FUND

   The Fund's Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Portfolios and their shareholders.

   INVESTMENT ADVISER. WTC, a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank-holding company, is the Investment Adviser of the Portfolios.. Under Advisory Agreements with the Fund, WTC, subject to the supervision of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. In addition to serving as Investment Adviser for the Portfolios, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

   Under the Advisory Agreements, the Large Cap Growth Equity Portfolio and the Large Cap Value Equity Portfolio each pays a monthly advisory fee to WTC at the annual rate of 0.55% of the average daily net assets of the Portfolio; the Small Cap Equity Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.60% of the average daily net assets of the Portfolio; and the International Equity Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.65% of the average daily net assets of the Portfolio. WTC has agreed to waive its fees or reimburse each Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the average daily net assets of the Large Cap Growth Equity Portfolio and the Large Cap Value Equity Portfolio, 0.80% of the average daily net assets of the Small Cap Equity Portfolio, and 1.00% of the average daily net assets of the International Equity Portfolio through April 1999.

   A "growth" team led by E. Matthew Brown, Vice President, is responsible for the day-to-day management of the Large Cap Growth Equity Portfolio and the growth portion of the Small Cap Equity Portfolio. Mr. Brown joined WTC in October of 1996. Prior to joining WTC, he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996, and as Investment Division Manager for Delaware Trust Capital Management from 1990 through 1993. A "value" team led by Grace Messner is responsible for the day-to-day management of the Large Cap Value Equity Portfolio and the value portion of the Small Cap Equity Portfolio. Ms. Messner, a chartered financial analyst, joined WTC's investment group in 1972 and has worked at various times as an equity analyst, fixed income manager, Director of Equity Research, and head of Equity Management. She currently manages WTC's Value Equity Division and is a member of the Investment Policy Committee. With respect to the International Equity Portfolio, Robert J. Christian, Chief Investment Officer of WTC, or his delegate, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the Portfolio. Mr. Christian has been a Director of RSMC since February 1996, and was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

   SUB-ADVISERS OF THE INTERNATIONAL EQUITY PORTFOLIO. WTC has hired three sub-advisers who specialize in international investing strategies to manage the Portfolio's assets on a day-to-day basis. Each sub-adviser makes specific portfolio investments for that segment of the assets of the Portfolio under its management in accordance with the Portfolio's investment objective and policies and the sub-adviser's investment approach and strategies. A sub-adviser may direct Portfolio transactions to a broker that is an affiliate of a sub-adviser. The sub-advisers of the Portfolio are listed and described below.

   Selection and retention criteria for sub-advisers include: (1) their historical performance records; (2) an investment approach that is distinct in relation to the approaches of each of the Portfolio's other sub-advisers; (3) consistent performance in the context of the markets and preservation of capital in declining markets; (4) organizational stability and reputation; (5) the quality and depth of investment personnel; and (6) the ability of the sub-adviser to apply its approach consistently. Each sub-adviser will not necessarily exhibit all of the criteria to the same degree. WTC (not the Fund) pays each sub-adviser a monthly portfolio management fee at the annual rate of 0.50% of the average daily net assets under the sub-adviser's management during the month.

   The sub-advisers of the International Equity Portfolio are as follows:

   CLEMENTE CAPITAL, INC.
   Carnegie Hall Tower
   152 West 57th Street, 25th Floor
   New York, New York  10019

   Clemente Capital, Inc. ("Clemente") was founded in 1976 as a Far East economic and business consultant, and in 1979, registered as an investment adviser. Since 1986, Clemente has focused on managing money with a global emphasis. Lilia C. Clemente is Chairman, Chief Executive Officer and controlling shareholder of Clemente. WTC is a creditor of Clemente and owns approximately 24% of its common stock.

   Clemente performs active global and international investment management services for individual and institutional clients including two U.S. registered investment companies: The Clemente Global Growth Fund and The First Philippine Fund. As of February 28, 1998, Clemente managed in excess of $500 million in assets. Essentially, Clemente's investment approach contains the benefit of group dynamics plus a strong element of individual responsibility. The process begins with a global outlook and identifies the major forces affecting the global environment. Clemente then identifies the themes that are responding to global factors. The third step involves the decision of which country or sector will benefit from the themes. Finally, Clemente seeks companies with favorable growth characteristics in such countries and sectors. Leopoldo M. Clemente, President and Chief Investment Officer, and Thomas J. Prapas, Director of
Portfolio Management serve as portfolio managers for that portion of the Portfolio's assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years, and Mr. Prapas has been a portfolio manager with Clemente for the past eleven years.


   INVISTA CAPITAL MANAGEMENT, INC.
   1800 Hub Tower
   699 Walnut Street
   Des Moines, Iowa 50309

   Invista Capital Management, Inc. ("Invista") is a registered investment adviser that was organized in 1984 and is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company.

   As of February 28, 1998, Invista managed in excess $26 billion in assets. As of that date, Invista managed approximately $3.8 billion in foreign equities in separately managed accounts and mutual funds for public funds, corporations, endowments and foundations, insurance companies, and individuals.

   Invista's investment philosophy is based on estimating the true economic value of a company and purchasing the stock at a discount to this intrinsic value. Intrinsic value is driven by the company's current and future competitive prospects as captured in an estimate of long-term free cash flow, which is compared to the current price. Invista takes a long-term, value-oriented approach to investing and recognizes the importance of growth to future investment objectives. Whether investing in developed or emerging markets, Invista uses a borderless valuation comparison method that evaluates similar companies within particular industries or sectors rather than within a single country. Invista's utilization of a bottom-up process is aimed at identifying the best investment opportunities in the world, regardless of location. Scott D. Opsal, CFA, Executive Vice President and lead portfolio manager of international equities for Invista, is the portfolio manager for the portion of the Portfolio's assets under Invista's management. Mr. Opsal joined Invista at its inception in 1985, and assumed his current responsibilities in 1993. His previous responsibilities include security analysis and portfolio management activities for various U.S. equity portfolios, managing the firm's convertible securities, and overseeing Invista's index fund and derivatives positions. Kurtis D. Spieler, CFA, Vice President and manager of the firm's dedicated emerging market portfolios, is Mr. Opsal's backup. Mr. Spieler has been Invista's emerging markets portfolio manager since joining Invista in 1995.

   SCUDDER KEMPER INVESTMENTS, INC.
   345 Park Avenue
   New York, New York  10154

   Scudder Kemper Investments, Inc. ("Scudder Kemper") was founded in 1919 as America's first independent investment counselor and has served as investment adviser, administrator, and distributor of mutual funds since 1928.

   As of December 31, 1997, Scudder Kemper managed in excess of $200 billion in assets. As of December 31, 1997, more than $49.6 billion represented investment management services for over 2.5 million mutual fund shareholder accounts. As of that date, Scudder Kemper supervised approximately $30 billion of foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities, and in open-end and closed-end investment companies.

   Each international investment product offered by Scudder Kemper is managed by a small, separate team of specialized investment professionals. The investment process combines a top-down/bottom-up approach with a focus on fundamental research. Investment ideas are generated by regional analysts, global industry analysts, and portfolio managers through the integration of three analytical disciplines; global themes (identification of sectors and industries likely to gain or lose during specific phases of a theme's cycle); country analysis (qualitative assessment of each country's fundamental and political characteristics combined with an objective, quantitative analysis of market and economic data); and company analysis (identification of company opportunities by search for unique attributes such as a franchise or monopoly, above average growth potential, innovation, or scarcity). Irene T. Cheng serves as the lead portfolio manager for that portion of the Portfolio's assets under Scudder Kemper's management. Ms. Cheng has been in the asset management business for over nine years and joined Scudder Kemper as a portfolio manager in 1993.

   ADMINISTRATIVE   AND  ACCOUNTING   SERVICES.   Under  an  Administrative  and
Accounting Services Agreement with the Fund, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative services for the Portfolios including preparing shareholder reports, assisting WTC in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Portfolios. PFPC also performs accounting services for the Portfolios, including determining the net asset value per share of each Portfolio.

   For the services provided under the Administration and Accounting Services Agreement, the Fund pays PFPC an annual fee equal to the amount derived from the following schedule: 0.10% of each Portfolio's first $1 billion of average daily net assets; 0.075% of each Portfolio's next $500 million of average daily net assets; 0.05% of each Portfolio's next $500 million of average daily net assets; and 0.035% of each Portfolio's average daily net assets in excess of $2 billion. In addition, any related out-of-pocket expenses incurred by PFPC in the provision of services to a Portfolio are borne by that Portfolio.

   Under a Fund Secretarial Services Agreement with the Fund, RSMC performs certain corporate secretarial services on behalf of the Portfolios including supplying office facilities, non-investment related statistical and research data and executive and administrative services; preparing and distributing all materials necessary for meetings of the Trustees and shareholders of the Fund; and preparing and arranging for filing, printing and distribution of proxy materials and post-effective amendments to the Fund's registration statement. WTC pays RSMC for the provision of these services out of its advisory fee.

   TRANSFER AGENT AND DIVIDEND PAYING AGENT. PFPC also serves as Transfer Agent and Dividend Paying Agent to the Portfolios.

   CUSTODIAN AND SUB-CUSTODIAN. WTC serves as Custodian, and PNC serves as Sub-Custodian, of the assets of each Portfolio, except the International Equity Portfolio. For its custody services, the Fund pays WTC an annual fee equal to the amount derived from the following schedule: 0.0150% of the first $2 billion of the Fund's average daily net assets; 0.0125% of the next $1 billion of the Fund's average daily net assets; and 0.0100% of the Fund's average daily net assets in excess of $3 billion, plus $7.50 per purchase, sale or maturity of each portfolio security. WTC (not the Fund) pays PNC for sub-custodial services. Any related out-of-pocket expenses incurred in the provision of custodial services to a Portfolio are borne by that Portfolio. Bankers Trust Company serves as Custodian of the International Equity Portfolio's assets, and it employs foreign sub-custodians to maintain the International Equity Portfolio's assets outside the United States.

   DISTRIBUTION AGREEMENT. Pursuant to a Distribution Agreement with the Fund, RSD manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials for the Portfolios, enters into agreements with financial institutions to sell shares of the Portfolio and, directly or through its affiliates, provides investor support services.

   BANKING LAWS. Banking laws restrict deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Fund, that WTC and its affiliates may perform the services contemplated by their respective Agreements with the Fund without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Board of Trustees would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Portfolio shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


DESCRIPTION OF THE FUND

   The Fund is a diversified, open-end, management investment company established on August 19, 1986, as a Massachusetts business trust under Massachusetts law by a Declaration of Trust. Prior to February 23, 1998, the name of the Fund was The Rodney Square Multi-Manager Fund and the name of the Large Cap Growth Equity Portfolio was the Growth Portfolio.

   The Fund's capital consists of an unlimited number of shares of beneficial interest. The Trustees are empowered by the Declaration of Trust and the Bylaws to establish additional portfolios and classes of shares. Shares of the Portfolios entitle their holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.

   As of January 31, 1998, WTC owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 62.5% of the shares of the Large Cap Growth Equity Portfolio and may be deemed to be a controlling person of the Portfolio under the 1940 Act. It is anticipated that immediately after the commencement of operations of the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio, WTC will own by virtue of shared or sole voting or investing power on behalf of its underlying customer accounts approximately 100% of the outstanding shares of each of those Portfolios and may be deemed to be a controlling person of those Portfolios under the 1940 Act.

   The Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of the Fund may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any

Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.


APPENDIX

   The following paragraphs contain a brief description of certain securities in which the Portfolio may invest and the strategies in which they may engage consistent with their investment objectives and policies.

ALL PORTFOLIOS

   REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by WTC. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Portfolio's investment limitations. (See following discussion of illiquid securities.)

   ILLIQUID SECURITIES. Under each Portfolio's investment limitations, the Portfolio may not invest more than 15% of its net assets in securities that are considered illiquid. For purposes of these limitations repurchase agreements maturing in more than seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale ("restricted securities") or the absence of a readily available market are considered illiquid securities. Securities that are freely marketable in the country where they are principally traded, but which are not freely marketable in the United States, are not subject to this 15% limit. Similarly, securities that are considered restricted securities by virtue of legal or contractual restrictions on their resale but which are actively traded in the institutional market are not subject to the 15% limit.

LARGE CAP GROWTH EQUITY PORTFOLIO, LARGE CAP VALUE EQUITY PORTFOLIO AND SMALL CAP EQUITY PORTFOLIO

   OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Portfolios may purchase call options on securities that the Adviser intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write (sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 85% of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

   FUTURES AND RELATED OPTIONS. The Portfolios may write (sell) or purchase certain financial futures contracts and/or options thereon for non-trading purposes in order to: hedge various pertinent market risks; establish a position in the futures or related options markets as a temporary substitute for purchasing or selling particular securities; and/or maintain liquidity while simulating full investment in the securities or index underlying such futures or options. Of the 85% of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in futures contracts or options relating to such contracts.

INTERNATIONAL EQUITY PORTFOLIO

   HEDGING STRATEGIES. The International Equity Portfolio's sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Portfolio. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment. These hedging techniques are described below and in further detail in the Statement of

Additional Information, and the risks associated with these techniques are described below under "Risk Factors."

   The International Equity Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to the Portfolio's positions. When WTC or a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Portfolio may enter into a forward contract to sell the currency that WTC or the sub-adviser expects to decline in an amount approximating the value of some or all of the Portfolio's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Portfolio anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

   The International Equity Portfolio also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Portfolio may write and purchase put and call options on securities and stock indexes to hedge against the risk of fluctuations in the prices of securities held by the Portfolio or which WTC or a sub-adviser intends to include in the Portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Portfolio also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Portfolio's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Portfolio may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

   The International Equity Portfolio will not enter into an options, futures or forward currency contract transaction that exposes the Portfolio to an obligation to another party unless the Portfolio either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

                                    TRUSTEES
                                  Eric Brucker
                               Fred L. Buckner
                             Robert J. Christian
                                John J. Quindlen
                                  Nina M. Webb
                                 -------------

                                    OFFICERS
                         Robert J. Christian, President
                          Nina M. Webb, Vice President
                  John J. Kelley, Vice President & Treasurer
                         Carl M. Rizzo, Esq., Secretary
                  Diane J. Drake, Esq., Assistant Secretary
                     Mary Jane Maloney, Assistant Secretary
                     John C. McDonnell, Assistant Treasurer
                     -------------------------------------


                               INVESTMENT ADVISER
                            Wilmington Trust Company
                             Rodney Square North
                              1100 N. Market St.
                          Wilmington, DE 19890-0001
                       ---------------------------------


                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                                 DISTRIBUTOR
                        Rodney Square Distributors, Inc.
                             Rodney Square North
                              1100 N. Market St.
                          Wilmington, DE 19890-0001
                         -----------------------------